Exhibit 4.2

BED BATH & BEYOND INC.

———

FIRST SUPPLEMENTAL INDENTURE

Dated as of July 17, 2014

to the

INDENTURE

Dated as of July 17, 2014

———

3.749% SENIOR NOTES DUE 2024

4.915% SENIOR NOTES DUE 2034

5.165% SENIOR NOTES DUE 2044

The Bank of New York Mellon

Trustee

i

ii

FIRST SUPPLEMENTAL INDENTURE, dated as of July 17, 2014 (this "Supplemental Indenture"), by and between Bed Bath & Beyond Inc., a corporation duly organized and existing under the laws of the State of New York (the "Company"), and The Bank of New York Mellon, as Trustee under the Indenture (as hereinafter defined) (the "Trustee").

RECITALS OF THE COMPANY

A.          The Company and the Trustee are parties to that certain Indenture, dated as of July 17, 2014 (the "Base Indenture", and as supplemented by this Supplemental Indenture, the "Indenture"), to provide for the issuance of Securities to be issued in one or more series.

B.           Under Section 14.01 of the Base Indenture, the Company and the Trustee are authorized to enter into one or more indentures supplemental to the Base Indenture, without the consent of the Holders of Securities, in order to establish the forms and terms of Securities of any series pursuant to Section 3.01 of the Base Indenture.

C.           The Company desires to provide for the establishment of three new series of Securities under the Base Indenture to be known as its "3.749% Senior Notes due 2024" (the "2024 Notes"), "4.915% Senior Notes due 2034" (the "2034 Notes") and "5.165% Senior Notes due 2044" (the "2044 Notes" and, together with the 2024 Notes and the 2034 Notes, the "Notes"), the form and substance and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Supplemental Indenture.

D.           Concurrent with the execution hereof, the Company has delivered to the Trustee an Officer's Certificate and caused its counsel to deliver to the Trustee an Opinion of Counsel, each pursuant to Sections 14.03 and 16.01 of the Base Indenture.

E.           The Company has done all things necessary to make this Supplemental Indenture a valid and legally binding agreement of the Company, in accordance with its terms.

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Base Indenture, the forms and terms of the Notes, the Company covenants and agrees, with the Trustee, as follows:

ARTICLE I

DEFINITIONS

Section 1.1           Definition of Terms. Unless the context otherwise requires:

(a)          each term defined in the Base Indenture has the same meaning when used in this Supplemental Indenture;

(b)          unless otherwise defined in the Indenture or the context otherwise requires, all terms used herein without definition which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(c)          the singular includes the plural and vice versa;

(d)          headings are for convenience of reference only and do not affect interpretation;

(e)          the words "herein", "hereof" and "hereunder" and other words of similar import refer to the Indenture as a whole and not to any particular Article, Section or other subdivision;

(f)           a reference to a Section or Article is to a Section or Article of this Supplemental Indenture unless otherwise indicated; and

(g)          the following terms have the meanings given to them in this Section 1.1(g):

"Attributable Debt" means, in connection with any sale and leaseback transaction under which either the Company or any of its Subsidiaries are at the time liable as lessee for a term of more than 12 months and at any date as of which the amount thereof is to be determined, the lesser of (A) total net obligations of the lessee for rental payments during the remaining term of the lease discounted from the respective due dates thereof to such determination date at a rate per annum equivalent to the greater of (i) the weighted average Yield to Maturity of the Notes, such average being weighted by the principal amount of each series of the Notes and (ii) the interest rate set forth or inherent in such lease (as determined in good faith by the Company), both to be compounded semi-annually or (B) the sale price for the assets so sold and leased multiplied by a fraction the numerator of which is the remaining portion of the base term of the lease included in such transaction and the denominator of which is the base term of the lease.

"Change of Control" means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as that term is used in Section 13(d) of the Exchange Act) (other than the Company or one of its subsidiaries) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company's Voting Stock or other Voting Stock into which the Company's Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company's assets and the assets of any of its Subsidiaries, taken as a whole, to one or more "persons" (as that term is used in Section 13(d) of the Exchange Act) (other than to the Company or any of its Subsidiaries) (a "Transferee"); (3) the Company consolidates with, or merges with or into, any "person" (as that term is used in Section 13(d) of the Exchange Act) or any such person consolidates with, or merges with or into, the Company, in either case, pursuant to a transaction in which any of the Company's outstanding Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property; (4) the adoption of a plan relating to the Company's liquidation or dissolution; or (5) the first day on which a majority of the members of the Company's board of directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (1) above if (i) the Company becomes a direct or indirect

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wholly owned subsidiary of a holding company and (ii)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company's Voting Stock immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of such holding company.

"Change of Control Triggering Event" means the occurrence of both a Change of Control and a Rating Event in respect thereof.

"Consolidated Net Tangible Assets" means total assets (less depreciation and valuation reserves and other reserves and items deductible from gross book value of specific asset accounts under GAAP) after deducting therefrom (1) all current liabilities and (2) all goodwill, trade names, trademarks, patents, unamortized debt discount, organization expenses and other like intangibles, all as set forth on the most recent balance sheet of the Company and its consolidated Subsidiaries and computed in accordance with GAAP.

"Continuing Director" means, as of any date of determination, any member of the Company's board of directors who (1) was a member of the Company's board of directors on the date the Notes were originally issued, (2) was nominated for election to the Company's board of directors with the approval of a committee of the board of directors consisting of a majority of independent Continuing Directors or (3) was nominated for election, elected or appointed to such board of directors with the approval of a majority of the Continuing Directors who were members of the Company's board of directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the Company's proxy statement in which such member was named as a nominee for election as a director).

"Hedging Obligations" means, with respect to any specified Person, the obligations of such Person under: (1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements; (2) other agreements or arrangements designed to manage interest rates or interest rate risk; and (3) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices.

"Indebtedness" of any Person means, without duplication (1) any interest-bearing obligation of such Person for money borrowed, (2) any interest-bearing obligation of such Person evidenced by bonds, debentures, Notes or other similar instruments (other than performance, surety and appeals bonds arising in the ordinary course of business) and (3) any reimbursement obligation of such Person in respect of letters of credit or other similar instruments which support financial obligations which would otherwise become Indebtedness; provided, however, that "Indebtedness" of such Person shall not include any obligation of such Person to any Subsidiary of such Person or to any Person with respect to which such Person is a Subsidiary.

"Investment Grade Rating" means a rating equal to or higher than Baa3 (or the equivalent) by Moody's and BBB- (or the equivalent) by S&P, and the equivalent investment

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grade credit rating from any additional rating agency or Rating Agencies selected by the Company.

"Lien" means any pledge, mortgage, lien, encumbrance or other security interest.

"Moody's" means Moody's Investors Service, Inc., or any successor thereto.

"Nonrecourse Obligation" means Indebtedness or lease payment obligations substantially related to (i) the acquisition of assets not previously owned by the Company or any of its Subsidiaries or (ii) the financing of a project involving the development or expansion of the Company or any of its Subsidiaries' properties, as to which the obligee with respect to such Indebtedness or obligation has no recourse to the Company or any of its Subsidiaries or any of the Company's or any of its Subsidiaries' assets other than the assets which were acquired with the proceeds of such transaction or the project financed with the proceeds of such transaction (and the proceeds thereof).

"Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or other similar entity.

"Property" means any real property or equipment located within the United States that is owned by, or leased to, the Company or any of its Subsidiaries and that has a net book value (after deduction of accumulated depreciation) in excess of 1.0% of Consolidated Net Tangible Assets.

"Rating Agencies" means (1) each of Moody’s and S&P and (2) if any of Moody’s and S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company's control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

"Rating Event" means (A) with respect to the 2024 Notes, the rating on the 2024 Notes is lowered by each of the Rating Agencies and the 2024 Notes are rated below an Investment Grade Rating by each of the Rating Agencies, (B) with respect to the 2034 Notes, the rating on the 2034 Notes is lowered by each of the Rating Agencies and the 2034 Notes are rated below an Investment Grade Rating by each of the Rating Agencies and (C) with respect to the 2044 Notes, the rating on the 2044 Notes is lowered by each of the Rating Agencies and the 2044 Notes are rated below an Investment Grade Rating by each of the Rating Agencies, in any case, on any day during the period commencing on the earlier of the date of the first public notice of the occurrence of a Change of Control or the Company's intention to effect a specific Change of Control transaction and ending 60 days following consummation of such Change of Control (which period will be extended so long as the rating of the applicable series of Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies); provided that a Rating Event will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if each Rating Agency making the reduction in rating does

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not publicly announce or confirm or inform the Trustee and the Company in writing at the Company's request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

"S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

"Subsidiary" of any Person means (1) a corporation, a majority of the outstanding Voting Stock of which is, at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries thereof or (2) any other Person (other than a corporation), including, without limitation, a partnership or joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has at least majority ownership interest entitled to vote in the election of directors, managers or Trustees thereof (or other Person performing similar functions).

"Voting Stock" means, with respect to any specified "person" (as that term is used in Section 13(d) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors, managers or trustees of such person.

"Yield to Maturity" means, as the context may require, the yield to maturity (i) on a series of Notes or (ii) if the Notes of a series are issuable from time to time, on a Note of such series, calculated at the time of issuance of such series in the case of clause (i) or at the time of issuance of such Note of such series in the case of clause (ii), or, if applicable, at the most recent redetermination of interest on such series or on such Note, and calculated in accordance with the constant interest method or such other accepted financial practice as is specified in the terms of such Note.

ARTICLE II

GENERAL TERMS AND CONDITIONS OF THE 2024 NOTES

Section 2.1          Designation and Principal Amount. There is hereby authorized and established a new series of Securities under the Base Indenture designated as the "3.749% Senior Notes due 2024," which is not limited in aggregate principal amount. The initial aggregate principal amount of the Notes to be issued on July 17, 2014 under this Supplemental Indenture shall be $300,000,000 (except for 2024 Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other 2024 Notes pursuant to Sections 3.04, 3.06, 3.07, 4.06 or 14.05 of the Base Indenture). Any additional amounts of 2024 Notes to be issued shall be set forth in an Officer's Certificate.

Section 2.2          Maturity. The Stated Maturity of principal for the 2024 Notes shall be August 1, 2024.

Section 2.3          Further Issues. The Company may from time to time, without the consent of the Holders of 2024 Notes, issue additional 2024 Notes, but only if such additional 2024

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Notes are issued as part of a "qualified reopening" for U.S. federal income tax purposes. Any such additional 2024 Notes shall have the same ranking, interest rate, maturity date and other terms as the 2024 Notes. Any such additional 2024 Notes, together with the 2024 Notes herein provided for, shall constitute a single series of Securities under the Indenture.

Section 2.4          Form of Payment. The 2024 Notes shall be denominated in, and principal of, premium, if any, and interest on the 2024 Notes shall be payable in, U.S. dollars.

Section 2.5          Global Securities and Denomination of 2024 Notes. Upon the original issuance, the 2024 Notes shall be represented by one or more Global Securities without coupons. The Company shall issue the 2024 Notes in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof and shall deposit the Global Securities with the Trustee as custodian for DTC (which shall act as the Depositary for the 2024 Notes) in New York, New York, and register the Global Securities in the name of DTC or its nominee.

Section 2.6           Interest. The 2024 Notes shall bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from July 17, 2014 at the rate of 3.749% per annum payable in cash semiannually in arrears; interest payable on each Interest Payment Date shall include interest accrued from July 17, 2014, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are February 1 and August 1, commencing on February 1, 2015; and interest shall be payable on any Interest Payment Date to the Person or Persons in whose name the 2024 Notes are registered at the close of business on the fifteenth calendar day preceding the relevant Interest Payment Date.

Section 2.7           Redemption. The 2024 Notes are subject to redemption at the option of the Company as set forth in the form of Note attached hereto as Exhibit A.

Section 2.8           Appointment of Agents. The Trustee shall initially be the Registrar and Paying Agent for the 2024 Notes.

Section 2.9           Form of the Notes. The Notes shall have such other terms and provisions as are set forth in the form of certificate evidencing the Notes attached hereto as Exhibit A, all of which terms and provisions are incorporated by reference in and made a part of Article II to this Supplemental Indenture as if set forth in full herein.

Section 2.10         Sinking Fund. The 2024 Notes are not subject to any sinking fund.

Section 2.11         Place of Payment, Transfer and Exchange. Principal of, premium, if any, and interest on the 2024 Notes shall be payable, 2024 Notes may be presented for registration of transfer or exchange, and notices and demands to or upon the Company in respect of the 2024 Notes may be made at the Corporate Trust Office of the Trustee.

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ARTICLE III

GENERAL TERMS AND CONDITIONS OF THE 2034 NOTES

Section 3.1          Designation and Principal Amount. There is hereby authorized and established a new series of Securities under the Base Indenture designated as the "4.915% Senior Notes due 2034," which is not limited in aggregate principal amount. The initial aggregate principal amount of the Notes to be issued on July 17, 2014 under this Supplemental Indenture shall be $300,000,000 (except for 2034 Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other 2034 Notes pursuant to Sections 3.04, 3.06, 3.07, 4.06 or 14.05 of the Base Indenture). Any additional amounts of 2034 Notes to be issued shall be set forth in an Officer's Certificate.

Section 3.2          Maturity. The Stated Maturity of principal for the 2034 Notes shall be August 1, 2034.

Section 3.3          Further Issues. The Company may from time to time, without the consent of the Holders of 2034 Notes, issue additional 2034 Notes, but only if such additional 2034 Notes are issued as part of a "qualified reopening" for U.S. federal income tax purposes. Any such additional 2034 Notes shall have the same ranking, interest rate, maturity date and other terms as the 2034 Notes. Any such additional 2034 Notes, together with the 2034 Notes herein provided for, shall constitute a single series of Securities under the Indenture.

Section 3.4           Form of Payment. The 2034 Notes shall be denominated in, and principal of, premium, if any, and interest on the 2034 Notes shall be payable in, U.S. dollars.

Section 3.5           Global Securities and Denomination of 2034 Notes. Upon the original issuance, the 2034 Notes shall be represented by one or more Global Securities without coupons. The Company shall issue the 2034 Notes in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof and shall deposit the Global Securities with the Trustee as custodian for DTC (which shall act as the Depositary for the 2034 Notes) in New York, New York, and register the Global Securities in the name of DTC or its nominee.

Section 3.6           Interest. The 2034 Notes shall bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from July 17, 2014 at the rate of 4.915% per annum payable in cash semiannually in arrears; interest payable on each Interest Payment Date shall include interest accrued from July 17, 2014, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are February 1 and August 1, commencing on February 1, 2015; and interest shall be payable on any Interest Payment Date to the Person or Persons in whose name the 2034 Notes are registered at the close of business on the fifteenth calendar day preceding the relevant Interest Payment Date.

Section 3.7           Redemption. The 2034 Notes are subject to redemption at the option of the Company as set forth in the form of Note attached hereto as Exhibit B.

Section 3.8           Appointment of Agents. The Trustee shall initially be the Registrar and Paying Agent for the 2034 Notes.

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Section 3.9           Sinking Fund. The 2034 Notes are not subject to any sinking fund.

Section 3.10         Form of the Notes. The Notes shall have such other terms and provisions as are set forth in the form of certificate evidencing the Notes attached hereto as Exhibit B, all of which terms and provisions are incorporated by reference in and made a part of Article III to this Supplemental Indenture as if set forth in full herein.

Section 3.11         Place of Payment, Transfer and Exchange. Principal of, premium, if any, and interest on the 2034 Notes shall be payable, 2034 Notes may be presented for registration of transfer or exchange, and notices and demands to or upon the Company in respect of the 2034 Notes may be made at the Corporate Trust Office of the Trustee.

ARTICLE IV

GENERAL TERMS AND CONDITIONS OF THE 2044 NOTES

Section 4.1          Designation and Principal Amount. There is hereby authorized and established a new series of Securities under the Base Indenture designated as the "5.165% Senior Notes due 2044," which is not limited in aggregate principal amount. The initial aggregate principal amount of the Notes to be issued on July 17, 2014 under this Supplemental Indenture shall be $900,000,000 (except for 2044 Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other 2044 Notes pursuant to Sections 3.04, 3.06, 3.07, 4.06 or 14.05 of the Base Indenture). Any additional amounts of 2044 Notes to be issued shall be set forth in an Officer's Certificate.

Section 4.2           Maturity. The Stated Maturity of principal for the 2044 Notes shall be August 1, 2044.

Section 4.3           Further Issues. The Company may from time to time, without the consent of the Holders of 2044 Notes, issue additional 2044 Notes, but only if such additional 2044 Notes are issued as part of a "qualified reopening" for U.S. federal income tax purposes. Any such additional 2044 Notes shall have the same ranking, interest rate, maturity date and other terms as the 2044 Notes. Any such additional 2044 Notes, together with the 2044 Notes herein provided for, shall constitute a single series of Securities under the Indenture.

Section 4.4           Form of Payment. The 2044 Notes shall be denominated in, and principal of, premium, if any, and interest on the 2044 Notes shall be payable in, U.S. dollars.

Section 4.5           Global Securities and Denomination of 2044 Notes. Upon the original issuance, the 2044 Notes shall be represented by one or more Global Securities without coupons. The Company shall issue the 2044 Notes in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof and shall deposit the Global Securities with the Trustee as custodian for DTC (which shall act as the Depositary for the 2044 Notes) in New York, New York, and register the Global Securities in the name of DTC or its nominee.

Section 4.6           Interest. The 2044 Notes shall bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from July 17, 2014 at the rate of 5.165% per annum payable in cash semiannually in arrears; interest payable on each Interest Payment Date

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shall include interest accrued from July 17, 2014, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are February 1 and August 1, commencing on February 1, 2015; and interest shall be payable on any Interest Payment Date to the Person or Persons in whose name the 2044 Notes are registered at the close of business on the fifteenth calendar day preceding the relevant Interest Payment Date.

Section 4.7           Redemption. The 2044 Notes are subject to redemption at the option of the Company as set forth in the form of Note attached hereto as Exhibit C.

Section 4.8           Sinking Fund. The 2044 Notes are not subject to any sinking fund.

Section 4.9           Form of the Notes. The Notes shall have such other terms and provisions as are set forth in the form of certificate evidencing the Notes attached hereto as Exhibit C, all of which terms and provisions are incorporated by reference in and made a part of Article IV to this Supplemental Indenture as if set forth in full herein.

Section 4.10         Place of Payment, Transfer and Exchange. Principal of, premium, if any, and interest on the 2044 Notes shall be payable, 2044 Notes may be presented for registration of transfer or exchange, and notices and demands to or upon the Company in respect of the 2044 Notes may be made at the Corporate Trust Office of the Trustee.

ARTICLE V

CHANGE OF CONTROL

Section 5.1           Offer to Purchase upon Change of Control Triggering Event.

(a)          If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Notes of a series, the Company will make an offer (a "Change of Control Offer") to each Holder of the Notes of such series to repurchase all or any part (equal to $2,000 or integral multiples of $1,000 in excess thereof) of that Holder's Notes of such series on the terms set forth in such Notes. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to but not including the date of repurchase (the "Change of Control Payment"); provided that the principal amount of any Note of such series remaining outstanding after a repurchase in part shall be $2,000 or integral multiples of $1,000 in excess thereof.

(b)          With respect to the Notes of each series, within 30 days following any Change of Control Triggering Event or, at the Company's option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice will be mailed to holders of the Notes of the applicable series (or otherwise provided in accordance with DTC procedures) describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes of such series on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed or otherwise provided or, if the notice is mailed or otherwise provided prior to the Change of Control, no earlier than 30 days and no later than 60 days from the date on which the Change of Control Triggering Event occurs

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(the "Change of Control Payment Date"). The notice will, if mailed or otherwise provided prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

(c)          On the Change of Control Payment Date, the Company shall, to the extent lawful: (i) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes, (iii) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; and (iv) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers' Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

(d)          Notwithstanding anything to the contrary in this 5.1, the Company shall not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

Section 5.2           Notice. The Company shall notify the Trustee of any Rating Event occurs by delivery of an Officer's Certificate.

ARTICLE VI

LIMITATIONS ON LIENS

Section 6.1           Limitations on Liens. The Company shall not, and shall not permit any of its Subsidiaries to, create, assume or suffer to exist any Indebtedness secured by any Lien on any Property unless the Notes are secured by such Lien equally and ratably with, or prior to, the Indebtedness secured by such Lien.

Section 6.2          Exceptions. The restrictions in Section 6.1 of this Supplemental Indenture shall not apply to Indebtedness that is secured by:

(a)          Liens existing on the date of the issuance of the Notes;

(b)          (i) Liens on Property or shares of stock in respect of Indebtedness of a Person existing at the time such Person becomes a Subsidiary of the Company or is merged into or consolidated with, or its assets are acquired by, the Company or any of its Subsidiaries and (ii) Liens on Property or shares of stock in respect of Indebtedness that was incurred in connection with any such transaction and was not in existence prior to any such transaction;

(c)          Liens to secure Indebtedness incurred for the purpose of all or any part of a Property's (including shares of stock) purchase price or cost of construction or additions, repairs, alterations or other improvements, including, without limitation, store

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construction or reconstruction, renovation, remodeling, expansion or improvement or other capital expenditures;

(d)          Liens in favor of the United States or any state thereof, or any instrumentality of either, to secure certain payments pursuant to any contract or statute;

(e)          Liens for taxes or assessments or other governmental charges or levies which are not overdue for a period exceeding 60 days unless such Liens are being contested in good faith and for which adequate reserves are being maintained, to the extent required by GAAP;

(f)           title exceptions, easements, licenses, leases and other similar Liens that are not consensual and that do not materially impair the use of the Property subject thereto;

(g)          Liens to secure obligations under worker's compensation laws, unemployment compensation, old-age pensions and other social security benefits or similar legislation;

(h)          Liens arising out of legal proceedings, including Liens arising out of judgments or awards;

(i)           warehousemen's, materialmen's, carrier's, landlord's and other similar Liens or Liens otherwise arising in the ordinary course of business for sums not overdue for a period exceeding 60 days unless such Liens are being contested in good faith and for which adequate reserves are being maintained, to the extent required by GAAP;

(j)           zoning restrictions, easements, rights of way, reciprocal easement agreements, operating agreements, covenants, conditions or restrictions on the use of any parcel of Property that are routinely granted in real estate transactions or do not interfere in any material respect with the ordinary conduct of the Company's business or the value of such Property for the purpose of such business;

(k)          Liens incurred to secure the performance of statutory obligations, surety or appeal bonds, performance or return-of-money bonds, insurance, self-insurance or other obligations of a like nature incurred in the ordinary course of business;

(l)           Liens that are rights of set-off relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness;

(m)         Liens on the assets of a special purpose subsidiary resulting from securitization transactions with respect to accounts receivable, royalties and similar assets included in such securitization transactions;

(n)          Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

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(o)          Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other Property relating to such letters of credit and the products and proceeds thereof;

(p)          Liens on key-man life insurance policies granted to secure the Company's Indebtedness against the cash surrender value thereof;

(q)          Liens encumbering customary initial deposits and margin deposits and other Liens in the ordinary course of business, in each case securing Hedging Obligations and forward contract, option, futures contracts, futures options or similar agreements or arrangements designed to protect the Company or any of its Subsidiaries from fluctuations in interest rates, currencies or the price of commodities;

(r)           Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Company or any of its Subsidiaries in the ordinary course of business;

(s)          Liens in the Company's favor or the favor of any of the Company's Subsidiaries;

(t)           inchoate Liens incident to construction or maintenance of real property, or Liens incident to construction or maintenance of real property, now or hereafter filed of record for sums not yet delinquent or being contested in good faith, if reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made therefor;

(u)          Liens to secure any extension, renewal, refinancing or refunding (or successive extensions, renewals, refinancings or refundings), in whole or in part, of any Indebtedness secured by Liens referred to in clauses (a) through (t) above or Liens created in connection with any amendment, consent or waiver relating to such Indebtedness, so long as such Lien does not extend to any other Property and the Indebtedness so secured does not materially exceed the fair market value (as determined by the Company's board of directors) of the assets subject to such Liens at the time of such extension, renewal, refinancing or refunding, or such amendment, consent or waiver, as the case may be;

(v)          Liens created in substitution of or as replacements for any Liens referred to in in clauses (a) through (t) above, provided that, based on a good faith determination of one of the Company's officers, the Property encumbered under any such substitute or replacement Lien is substantially similar in nature to the Property encumbered by the otherwise permitted Lien which is being replaced; or

(w)         Liens securing other Indebtedness in outstanding amounts not to exceed, in the aggregate, together with the aggregate amount of all Attributable Debt with respect to all sale and leaseback transactions (with the exception of Attributable Debt with respect to sale and leaseback transactions which is excluded pursuant Section 7.2 of this Supplemental Indenture), the greater of $500.0 million and 20.0% of Consolidated Net Tangible Assets at any particular time.

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Section 6.3           Additional Covenants. With respect to the Notes, the covenants set forth in Sections 6.1 and 6.2 of this Supplemental Indenture supplement those covenants set forth in the Base Indenture.

ARTICLE VII

LIMITATIONS ON SALE AND LEASEBACK TRANSACTIONS

Section 7.1           Limitations on Sale and Leaseback Transactions. The Company shall not, and shall not permit any of its Subsidiaries to, enter into any arrangement with any person providing for the leasing by the Company or any of its Subsidiaries of any of the Company's or its Subsidiaries' Property (which lease is required by GAAP to be capitalized on the balance sheet of such lessee), which Property has been or is to be sold or transferred by the Company or such Subsidiary to such person (a "sale and leaseback transaction") unless, after giving effect thereto, the aggregate amount of all Attributable Debt with respect to all such sale and leaseback transactions plus all Indebtedness secured by a Lien (with the exception of Indebtedness secured by Liens which is excluded pursuant to the Section 6.2 of this Supplemental Indenture) would not exceed the greater of $500.0 million and 20% of Consolidated Net Tangible Assets.

Section 7.2           Exceptions. The restrictions in Section 7.1 of this Supplemental Indenture shall not apply to, and there will be excluded from Attributable Debt in any computation under Sections 6.2 or 7.1 of this Supplemental Indenture, Attributable Debt with respect to any sale and leaseback transaction if:

(a)          the Company and its Subsidiaries are permitted to create Indebtedness secured by a Lien pursuant to Section 6.2 of this Supplemental Indenture (other than Section 6.2(w)) on the Property to be leased, in an amount equal to the Attributable Debt with respect to such sale and leaseback transaction, without equally and ratably securing the Notes;

(b)          the Company or any of its Subsidiaries, within 360 days after the receipt of the proceeds of such sale or transfer by the Company or any of its Subsidiaries, shall apply such proceeds thereof to the retirement of the Company's or any of its Subsidiaries' Indebtedness (other than Indebtedness owned by the Company or any of its Subsidiaries); provided, however, that no retirement referred to in this Section 7.2(b) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment provision of Indebtedness;

(c)          the Company or any of its Subsidiaries applies the net proceeds of the sale or transfer of the Property leased pursuant to such transaction to the purchase of assets (and the cost of construction thereof) or the expansion of the Company's existing business within 360 days prior or subsequent to such sale or transfer;

(d)          the effective date of any such arrangement or the purchaser's commitment therefor is within 36 months prior or subsequent to the acquisition of the Property (including, without limitation, acquisition by merger or consolidation) or the completion of construction and commencement of operation thereof (which, in the case of a retail store, is the date of opening to the public), whichever is later;

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(e)          the lease in such sale and leaseback transaction is for a term, including renewals, of not more than three years;

(f)           the sale and leaseback transaction is entered into between the Company and any of its Subsidiaries or between any of the Company's Subsidiaries; or

(g)          the lease payment therefor is created in connection with a project financed with, and such obligation constitutes, a Nonrecourse Obligation.

Section 7.3           Additional Covenants. With respect to the Notes, the covenants set forth in Sections 7.1 of this Supplemental Indenture supplement those covenants set forth in the Base Indenture.

ARTICLE VIII

ORIGINAL ISSUANCE OF NOTES

Section 8.1           Original Issue of Notes. Each series of Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver such Notes as in such Company Order provided.

ARTICLE IX

MISCELLANEOUS

Section 9.1          Applicability of Supplemental Indenture. Each and every term and condition contained in this Supplemental Indenture shall apply to each series of Notes issued on the date hereof or hereafter, but not to any other series of Securities issued or to be issued under the Indenture. Except as specifically amended and supplemented by, or to the extent inconsistent with, this Supplemental Indenture, the Indenture shall remain in full force and effect and is hereby ratified and confirmed.

Section 9.2           Ratification of Indenture. The Base Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided; provided that the provisions of this Supplemental Indenture apply solely with respect to each series of Notes.

Section 9.3           Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

Section 9.4          Governing Law. This Supplemental Indenture and each series of Note shall be deemed to be contracts made under the law of the State of New York, and for all purposes shall be governed by and construed in accordance with the law of said State.

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Section 9.5           Separability. In case any provision in this Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 9.6         Counterparts Originals. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first above written.

Bed Bath & Beyond Inc.,
as Issuer

By:	/s/ Susan E. Lattmann
Name: Susan E. Lattmann
Title: Chief Financial Officer and Treasurer

The Bank of New York Mellon,
as Trustee

By:	/s/ Francine Kincaid
Name: Francine Kincaid
Title: Vice President

[Signature Page to First Supplemental Indenture]

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EXHIBIT A

Form of 2024 Senior Note

No. R-1

CUSIP NO. 075896 AA8 ISIN NO. US075896AA80	PRINCIPAL AMOUNT

$300,000,000

Bed Bath & Beyond Inc.

3.749% SENIOR NOTES DUE 2024

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

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Bed Bath & Beyond Inc., a New York corporation (the "Company", which term shall include any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of Three Hundred Million Dollars ($300,000,000) on August 1, 2024, and to pay interest thereon from July 17, 2014 or from the most recent interest payment date on which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 (each, an "Interest Payment Date") of each year (or if such date is not a Business Day, on the next Business Day thereafter; no interest will accrue on such payment for the period from and after such Interest Payment Date to the date of such payment on the next succeeding Business Day), commencing February 1, 2015, at the rate of 3.749% per annum, until the entire principal amount hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest, which shall be the date that is 15 calendar days prior to such Interest Payment Date, whether or not a Business Day. Any such interest not so punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on such Record Date, and may either be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Payments of principal, premium, if any, and interest in respect of this Note will be made by the Company in immediately available funds.

Payment of the principal of and interest on this Note shall be payable at the Corporate Trust Office of The Bank of New York Mellon, located at 101 Barclay Street, Floor 7W, New York, New York 10286, or at such other office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear on the Register or by wire transfer to an account designated by the Holder; and, provided, further, that so long as this Note is registered in the name of DTC or its nominee, principal and interest payments will be paid to DTC or its nominee, as the Holder, by wire transfer in same-day funds.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed this 17th day of July, 2014.

Bed Bath & Beyond Inc.,
a New York corporation

By:
Name:	Susan E. Lattmann
Title:	Chief Financial Officer and Treasurer

 [Signature Page to Global Note]

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TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

The Bank of New York Mellon,
as Trustee

By:
Authorized Signatory

Dated: July 17, 2014

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This Note is one of a duly authorized issue of securities designated as the "3.749% Senior Notes due 2024" (herein called the "Notes") of Bed Bath & Beyond Inc., a New York Corporation, and any of its successors and assigns (the "Company"), issued as a series of securities under an indenture dated as of July 17, 2014 (the "Base Indenture"), as supplemented by the First Supplemental Indenture, dated as of July 17, 2014 (the "Supplemental Indenture" and together with the Base Indenture, the "Indenture"), each between the Company and The Bank of New York Mellon (the "Trustee," which term includes any successor Trustee under the Indenture with respect to the Notes). Reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of securities of the Company originally limited (subject to exceptions provided in the Indenture) in aggregate principal amount to $300,000,000; however, from time to time, without giving notice or seeking consent of the Holders of the Notes, the Company may issue additional Notes of this series having the same ranking, interest rate and maturity and other terms as this Note. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Notes are not subject to any sinking fund.

The Notes may be redeemed, in whole or in part, at any time at the option of the Company at a Redemption Price equal to the greater of: (1) 100% of the principal amount of the Notes to be redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to, but excluding, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points, plus accrued and unpaid interest on the amount being redeemed to, but excluding, the Redemption Date; provided, however, that if the Company redeems the Notes on or after the date that is three months prior to their maturity date, the Redemption Price will equal 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the amount being redeemed to, but excluding, the Redemption Date; provided, further, that installments of interest that are due and payable on any Interest Payment Dates falling on or prior to a Redemption Date shall be payable on such Interest Payment Dates to the Holder of the Note at the close of business on the applicable Record Dates.

"Treasury Rate" means, with respect to any Redemption Date the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the applicable Comparable Treasury Issue, assuming a price for the applicable Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such Redemption Date.

"Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to

A-5

the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the Notes.

"Comparable Treasury Price" means, with respect to any Redemption Date, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Company is given fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

"Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

"Reference Treasury Dealers" means (i) each of J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, or their respective affiliates that are primary U.S. Government securities dealers in The City of New York (a "Primary Treasury Dealer"), and their respective successors; (ii) a Primary Treasury Dealer selected by Wells Fargo Securities, LLC and (iii) one other Primary Treasury Dealer selected by the Company; provided, however, that if any of the foregoing or their affiliates shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by the Reference Treasury Dealers at 3:30 p.m. New York time on the third business day preceding such Redemption Date.

The Company may redeem the Notes in increments of $1,000 so long as, in the case of any Note redeemed in part, the unredeemed principal amount thereof is $2,000 or an integral multiple of $1,000 in excess thereof. If the Company redeems less than all of the Notes, the Trustee will, in accordance with the procedures of the Depositary, select the Notes to be redeemed by lot or in such other manner as it deems fair and appropriate. The Company will cause notices of redemption to be mailed by first-class mail at least 30 but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at its registered address or by delivery to DTC for posting through its Legal Notice System or a successor system thereof.

If this Note is to be redeemed in part only, the notice of redemption that relates to this Note will state the portion of the principal amount thereof to be redeemed. The Company will issue a Note in principal amount equal to the unredeemed portion of this Note in the name of the Holder hereof upon cancellation of the original Note. Any Notes called for redemption will become due on the Redemption Date. On or after the Redemption Date, interest will cease to accrue on the Notes or portions of them called for redemption.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have any right to institute any action, suit or proceeding at law or in equity for the execution of any trust under the Indenture or for the appointment of a receiver or for any other remedy under the Indenture, in each case with respect to an Event of Default with respect to the

A-6

Notes, unless such Holder previously shall have given to the Trustee written notice of one or more of the Events of Default with respect to the Notes, and unless also the Holders of 25% or more in principal amount of the Notes then Outstanding shall have requested the Trustee in writing to take action in respect of the matter complained of, and unless also there shall have been offered to the Trustee security and indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after receipt of such notification, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. Provided, however, that the foregoing shall not affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note to the Holder at the due date herein stated, or affect or impair the right, which is also absolute and unconditional, of the Holder to institute suit to enforce the payment thereof.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount of the Outstanding Notes to waive, in certain circumstances, on behalf of all Holders of the Notes, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any and interest on, this Note at the times, places and rate, and in the coin or currency, herein and in the Indenture prescribed.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Register upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for the purpose in any place where the principal of, premium, if any and interest on this Note are payable, duly endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Registrar duly executed by the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Note may be transferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC, or to a successor to DTC for such Global Security selected or approved by the Company or to a nominee of such successor to DTC. If at any time DTC notifies

A-7

the Company that it is unwilling or unable to continue as Depositary for the Notes or if at any time DTC ceases to be a clearing agency registered under the Exchange Act and any other applicable statute and regulation, if so required by applicable law or regulation, the Company shall appoint a successor Depositary with respect to the Notes. If (a) a successor Depositary for the Notes is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, as the case may be, (b) an Event of Default has occurred and is continuing, or (c) the Company, in its sole discretion, determines at any time that all Notes (but not less than all) of this series shall no longer be represented by such Global Note or Notes and executes and delivers to the Trustee an Officers' Certificate stating that the Notes shall be so exchangeable, then the Company shall execute, and the Trustee shall authenticate and deliver, definitive Notes of like series, rank, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Note or Notes.

The Notes are issuable only in registered form without coupons and may be sold in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series in authorized denominations as requested by the Holders surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Company or Trustee may in certain circumstances require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in connection therewith.

Prior to due presentment of the Note for registration of transfer, the Company, the Trustee or any of their agents shall treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any of their agents shall be affected by notice to the contrary.

The Indenture contains provisions whereby (i) the Indenture shall cease to be of further effect with respect to the Notes (subject to the survival of certain provisions thereof), (ii) the Company may be discharged from its obligations with respect to the Notes (subject to certain exceptions), or (iii) the Company may be released from its obligations under specified covenants and agreements in the Indenture, in each case if the Company satisfies certain conditions provided in the Indenture.

No recourse shall be had for the payment of the principal of, premium, if any, or interest on, this Note or for any claim based hereon or otherwise in respect hereof or of the Debt represented hereby, or upon any obligation, covenant or agreement of the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and this Note are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, because of the incurring of the Debt pursuant to this Note or under or by reason of any of the obligations, covenants, promises or

A-8

agreements contained in the Indenture or in this Note, or to be implied herefrom, and that all liability, if any, of that character against every such incorporator, stockholder, officer and director is, by the acceptance of this Note and as a condition of, and as part of the consideration for, the execution of the Indenture and the issue of this Note expressly waived and released.

THE INDENTURE AND THE NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

A-9

ASSIGNMENT FORM

FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY

SELLS, ASSIGNS AND TRANSFERS TO

PLEASE INSERT SOCIAL

SECURITY OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address

including Zip Code of Assignee)

the within Note of                                          and                                          hereby does irrevocably constitute and appoint

Attorney to transfer said Note on the books of the within-named Company with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

A-10

EXHIBIT B

Form of 2034 Senior Note

No. R-1

CUSIP NO. 075896 AB6 ISIN NO. US075896AB63	PRINCIPAL AMOUNT

$300,000,000

Bed Bath & Beyond Inc.

4.915% SENIOR NOTES DUE 2034

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

B-1

Bed Bath & Beyond Inc., a New York corporation (the "Company", which term shall include any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of Three Hundred Million Dollars ($300,000,000) on August 1, 2034, and to pay interest thereon from July 17, 2014 or from the most recent interest payment date on which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 (each, an "Interest Payment Date") of each year (or if such date is not a Business Day, on the next Business Day thereafter; no interest will accrue on such payment for the period from and after such Interest Payment Date to the date of such payment on the next succeeding Business Day), commencing February 1, 2015, at the rate of 4.915% per annum, until the entire principal amount hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest, which shall be the date that is 15 calendar days prior to such Interest Payment Date, whether or not a Business Day. Any such interest not so punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on such Record Date, and may either be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Payments of principal, premium, if any, and interest in respect of this Note will be made by the Company in immediately available funds.

Payment of the principal of and interest on this Note shall be payable at the Corporate Trust Office of The Bank of New York Mellon, located at 101 Barclay Street, Floor 7W, New York, New York 10286, or at such other office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear on the Register or by wire transfer to an account designated by the Holder; and, provided, further, that so long as this Note is registered in the name of DTC or its nominee, principal and interest payments will be paid to DTC or its nominee, as the Holder, by wire transfer in same-day funds.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed this 17th day of July, 2014.

Bed Bath & Beyond Inc.,
a New York corporation

By:
Name:	Susan E. Lattmann
Title:	Chief Financial Officer and Treasurer

[Signature Page to Global Note]

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TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

The Bank of New York Mellon,
as Trustee

By:
Authorized Signatory

Dated: July 17, 2014

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This Note is one of a duly authorized issue of securities designated as the "4.915% Senior Notes due 2034" (herein called the "Notes") of Bed Bath & Beyond Inc., a New York Corporation, and any of its successors and assigns (the "Company"), issued as a series of securities under an indenture dated as of July 17, 2014 (the "Base Indenture"), as supplemented by the First Supplemental Indenture, dated as of July 17, 2014 (the "Supplemental Indenture" and together with the Base Indenture, the "Indenture"), each between the Company and The Bank of New York Mellon (the "Trustee," which term includes any successor Trustee under the Indenture with respect to the Notes). Reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of securities of the Company originally limited (subject to exceptions provided in the Indenture) in aggregate principal amount to $300,000,000; however, from time to time, without giving notice or seeking consent of the Holders of the Notes, the Company may issue additional Notes of this series having the same ranking, interest rate and maturity and other terms as this Note. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Notes are not subject to any sinking fund.

The Notes may be redeemed, in whole or in part, at any time at the option of the Company at a Redemption Price equal to the greater of: (1) 100% of the principal amount of the Notes to be redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to, but excluding, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 25 basis points, plus accrued and unpaid interest on the amount being redeemed to, but excluding, the Redemption Date; provided, however, that if the Company redeems the Notes on or after the date that is six months prior to their maturity date, the Redemption Price will equal 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the amount being redeemed to, but excluding, the Redemption Date; provided, further, that installments of interest that are due and payable on any Interest Payment Dates falling on or prior to a Redemption Date shall be payable on such Interest Payment Dates to the Holder of the Note at the close of business on the applicable Record Dates.

"Treasury Rate" means, with respect to any Redemption Date the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the applicable Comparable Treasury Issue, assuming a price for the applicable Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such Redemption Date.

"Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to

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the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the Notes.

"Comparable Treasury Price" means, with respect to any Redemption Date, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Company is given fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

"Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

"Reference Treasury Dealers" means (i) each of J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, or their respective affiliates that are primary U.S. Government securities dealers in The City of New York (a "Primary Treasury Dealer"), and their respective successors; (ii) a Primary Treasury Dealer selected by Wells Fargo Securities, LLC and (iii) one other Primary Treasury Dealer selected by the Company; provided, however, that if any of the foregoing or their affiliates shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by the Reference Treasury Dealers at 3:30 p.m. New York time on the third business day preceding such Redemption Date.

The Company may redeem the Notes in increments of $1,000 so long as, in the case of any Note redeemed in part, the unredeemed principal amount thereof is $2,000 or an integral multiple of $1,000 in excess thereof. If the Company redeems less than all of the Notes, the Trustee will, in accordance with the procedures of the Depositary, select the Notes to be redeemed by lot or in such other manner as it deems fair and appropriate. The Company will cause notices of redemption to be mailed by first-class mail at least 30 but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at its registered address or by delivery to DTC for posting through its Legal Notice System or a successor system thereof.

If this Note is to be redeemed in part only, the notice of redemption that relates to this Note will state the portion of the principal amount thereof to be redeemed. The Company will issue a Note in principal amount equal to the unredeemed portion of this Note in the name of the Holder hereof upon cancellation of the original Note. Any Notes called for redemption will become due on the Redemption Date. On or after the Redemption Date, interest will cease to accrue on the Notes or portions of them called for redemption.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have any right to institute any action, suit or proceeding at law or in equity for the execution of any trust under the Indenture or for the appointment of a receiver or for any other remedy under the Indenture, in each case with respect to an Event of Default with respect to the

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Notes, unless such Holder previously shall have given to the Trustee written notice of one or more of the Events of Default with respect to the Notes, and unless also the Holders of 25% or more in principal amount of the Notes then Outstanding shall have requested the Trustee in writing to take action in respect of the matter complained of, and unless also there shall have been offered to the Trustee security and indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after receipt of such notification, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. Provided, however, that the foregoing shall not affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note to the Holder at the due date herein stated, or affect or impair the right, which is also absolute and unconditional, of the Holder to institute suit to enforce the payment thereof.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount of the Outstanding Notes to waive, in certain circumstances, on behalf of all Holders of the Notes, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any and interest on, this Note at the times, places and rate, and in the coin or currency, herein and in the Indenture prescribed.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Register upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for the purpose in any place where the principal of, premium, if any and interest on this Note are payable, duly endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Registrar duly executed by the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Note may be transferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC, or to a successor to DTC for such Global Security selected or approved by the Company or to a nominee of such successor to DTC. If at any time DTC notifies

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the Company that it is unwilling or unable to continue as Depositary for the Notes or if at any time DTC ceases to be a clearing agency registered under the Exchange Act and any other applicable statute and regulation, if so required by applicable law or regulation, the Company shall appoint a successor Depositary with respect to the Notes. If (a) a successor Depositary for the Notes is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, as the case may be, (b) an Event of Default has occurred and is continuing, or (c) the Company, in its sole discretion, determines at any time that all Notes (but not less than all) of this series shall no longer be represented by such Global Note or Notes and executes and delivers to the Trustee an Officers' Certificate stating that the Notes shall be so exchangeable, then the Company shall execute, and the Trustee shall authenticate and deliver, definitive Notes of like series, rank, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Note or Notes.

The Notes are issuable only in registered form without coupons and may be sold in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series in authorized denominations as requested by the Holders surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Company or Trustee may in certain circumstances require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in connection therewith.

Prior to due presentment of the Note for registration of transfer, the Company, the Trustee or any of their agents shall treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any of their agents shall be affected by notice to the contrary.

The Indenture contains provisions whereby (i) the Indenture shall cease to be of further effect with respect to the Notes (subject to the survival of certain provisions thereof), (ii) the Company may be discharged from its obligations with respect to the Notes (subject to certain exceptions), or (iii) the Company may be released from its obligations under specified covenants and agreements in the Indenture, in each case if the Company satisfies certain conditions provided in the Indenture.

No recourse shall be had for the payment of the principal of, premium, if any, or interest on, this Note or for any claim based hereon or otherwise in respect hereof or of the Debt represented hereby, or upon any obligation, covenant or agreement of the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and this Note are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, because of the incurring of the Debt pursuant to this Note or under or by reason of any of the obligations, covenants, promises or

B-8

agreements contained in the Indenture or in this Note, or to be implied herefrom, and that all liability, if any, of that character against every such incorporator, stockholder, officer and director is, by the acceptance of this Note and as a condition of, and as part of the consideration for, the execution of the Indenture and the issue of this Note expressly waived and released.

THE INDENTURE AND THE NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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ASSIGNMENT FORM

FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY

SELLS, ASSIGNS AND TRANSFERS TO

PLEASE INSERT SOCIAL

SECURITY OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address

including Zip Code of Assignee)

the within Note of                                          and                                          hereby does irrevocably constitute and appoint

Attorney to transfer said Note on the books of the within-named Company with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

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EXHIBIT C

Form of 2044 Senior Note

No. R-1

CUSIP NO. 075896 AC4 ISIN NO. US075896AC47	PRINCIPAL AMOUNT

$900,000,000

Bed Bath & Beyond Inc.

5.165% SENIOR NOTES DUE 2044

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

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Bed Bath & Beyond Inc., a New York corporation (the "Company", which term shall include any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of Nine Hundred Million Dollars ($900,000,000) on August 1, 2044, and to pay interest thereon from July 17, 2014 or from the most recent interest payment date on which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 (each, an "Interest Payment Date") of each year (or if such date is not a Business Day, on the next Business Day thereafter; no interest will accrue on such payment for the period from and after such Interest Payment Date to the date of such payment on the next succeeding Business Day), commencing February 1, 2015, at the rate of 5.165% per annum, until the entire principal amount hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest, which shall be the date that is 15 calendar days prior to such Interest Payment Date, whether or not a Business Day. Any such interest not so punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on such Record Date, and may either be paid to the Holder in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Payments of principal, premium, if any, and interest in respect of this Note will be made by the Company in immediately available funds.

Payment of the principal of and interest on this Note shall be payable at the Corporate Trust Office of The Bank of New York Mellon, located at 101 Barclay Street, Floor 7W, New York, New York 10286, or at such other office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear on the Register or by wire transfer to an account designated by the Holder; and, provided, further, that so long as this Note is registered in the name of DTC or its nominee, principal and interest payments will be paid to DTC or its nominee, as the Holder, by wire transfer in same-day funds.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed this 17th day of July, 2014.

Bed Bath & Beyond Inc.,
a New York corporation

By:
Name:	Susan E. Lattmann
Title:	Chief Financial Officer and Treasurer

[Signature Page to Global Note]

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TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

The Bank of New York Mellon,
as Trustee

By:
Authorized Signatory

Dated: July 17, 2014

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This Note is one of a duly authorized issue of securities designated as the "5.165% Senior Notes due 2044" (herein called the "Notes") of Bed Bath & Beyond Inc., a New York Corporation, and any of its successors and assigns (the "Company"), issued as a series of securities under an indenture dated as of July 17, 2014 (the "Base Indenture"), as supplemented by the First Supplemental Indenture, dated as of July 17, 2014 (the "Supplemental Indenture" and together with the Base Indenture, the "Indenture"), each between the Company and The Bank of New York Mellon (the "Trustee," which term includes any successor Trustee under the Indenture with respect to the Notes). Reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of securities of the Company originally limited (subject to exceptions provided in the Indenture) in aggregate principal amount to $900,000,000; however, from time to time, without giving notice or seeking consent of the Holders of the Notes, the Company may issue additional Notes of this series having the same ranking, interest rate and maturity and other terms as this Note. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Notes are not subject to any sinking fund.

The Notes may be redeemed, in whole or in part, at any time at the option of the Company at a Redemption Price equal to the greater of: (1) 100% of the principal amount of the Notes to be redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to, but excluding, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 30 basis points, plus accrued and unpaid interest on the amount being redeemed to, but excluding, the Redemption Date; provided, however, that if the Company redeems the Notes on or after the date that is six months prior to their maturity date, the Redemption Price will equal 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the amount being redeemed to, but excluding, the Redemption Date; provided, further, that installments of interest that are due and payable on any Interest Payment Dates falling on or prior to a Redemption Date shall be payable on such Interest Payment Dates to the Holder of the Note at the close of business on the applicable Record Dates.

"Treasury Rate" means, with respect to any Redemption Date the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the applicable Comparable Treasury Issue, assuming a price for the applicable Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such Redemption Date.

"Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to

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the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Notes.

"Comparable Treasury Price" means, with respect to any Redemption Date, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Company is given fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

"Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

"Reference Treasury Dealers" means (i) each of J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, or their respective affiliates that are primary U.S. Government securities dealers in The City of New York (a "Primary Treasury Dealer"), and their respective successors; (ii) a Primary Treasury Dealer selected by Wells Fargo Securities, LLC and (iii) one other Primary Treasury Dealer selected by the Company; provided, however, that if any of the foregoing or their affiliates shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by the Reference Treasury Dealers at 3:30 p.m. New York time on the third business day preceding such Redemption Date.

The Company may redeem the Notes in increments of $1,000 so long as, in the case of any Note redeemed in part, the unredeemed principal amount thereof is $2,000 or an integral multiple of $1,000 in excess thereof. If the Company redeems less than all of the Notes, the Trustee will, in accordance with the procedures of the Depositary, select the Notes to be redeemed by lot or in such other manner as it deems fair and appropriate. The Company will cause notices of redemption to be mailed by first-class mail at least 30 but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at its registered address or by delivery to DTC for posting through its Legal Notice System or a successor system thereof.

If this Note is to be redeemed in part only, the notice of redemption that relates to this Note will state the portion of the principal amount thereof to be redeemed. The Company will issue a Note in principal amount equal to the unredeemed portion of this Note in the name of the Holder hereof upon cancellation of the original Note. Any Notes called for redemption will become due on the Redemption Date. On or after the Redemption Date, interest will cease to accrue on the Notes or portions of them called for redemption.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have any right to institute any action, suit or proceeding at law or in equity for the execution of any trust under the Indenture or for the appointment of a receiver or for any other remedy under the Indenture, in each case with respect to an Event of Default with respect to the

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Notes, unless such Holder previously shall have given to the Trustee written notice of one or more of the Events of Default with respect to the Notes, and unless also the Holders of 25% or more in principal amount of the Notes then Outstanding shall have requested the Trustee in writing to take action in respect of the matter complained of, and unless also there shall have been offered to the Trustee security and indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after receipt of such notification, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. Provided, however, that the foregoing shall not affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note to the Holder at the due date herein stated, or affect or impair the right, which is also absolute and unconditional, of the Holder to institute suit to enforce the payment thereof.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount of the Outstanding Notes to waive, in certain circumstances, on behalf of all Holders of the Notes, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any and interest on, this Note at the times, places and rate, and in the coin or currency, herein and in the Indenture prescribed.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Register upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for the purpose in any place where the principal of, premium, if any and interest on this Note are payable, duly endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Registrar duly executed by the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Note may be transferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC, or to a successor to DTC for such Global Security selected or approved by the Company or to a nominee of such successor to DTC. If at any time DTC notifies

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the Company that it is unwilling or unable to continue as Depositary for the Notes or if at any time DTC ceases to be a clearing agency registered under the Exchange Act and any other applicable statute and regulation, if so required by applicable law or regulation, the Company shall appoint a successor Depositary with respect to the Notes. If (a) a successor Depositary for the Notes is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, as the case may be, (b) an Event of Default has occurred and is continuing, or (c) the Company, in its sole discretion, determines at any time that all Notes (but not less than all) of this series shall no longer be represented by such Global Note or Notes and executes and delivers to the Trustee an Officers' Certificate stating that the Notes shall be so exchangeable, then the Company shall execute, and the Trustee shall authenticate and deliver, definitive Notes of like series, rank, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Note or Notes.

The Notes are issuable only in registered form without coupons and may be sold in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series in authorized denominations as requested by the Holders surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Company or Trustee may in certain circumstances require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in connection therewith.

Prior to due presentment of the Note for registration of transfer, the Company, the Trustee or any of their agents shall treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any of their agents shall be affected by notice to the contrary.

The Indenture contains provisions whereby (i) the Indenture shall cease to be of further effect with respect to the Notes (subject to the survival of certain provisions thereof), (ii) the Company may be discharged from its obligations with respect to the Notes (subject to certain exceptions), or (iii) the Company may be released from its obligations under specified covenants and agreements in the Indenture, in each case if the Company satisfies certain conditions provided in the Indenture.

No recourse shall be had for the payment of the principal of, premium, if any, or interest on, this Note or for any claim based hereon or otherwise in respect hereof or of the Debt represented hereby, or upon any obligation, covenant or agreement of the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and this Note are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, because of the incurring of the Debt pursuant to this Note or under or by reason of any of the obligations, covenants, promises or

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agreements contained in the Indenture or in this Note, or to be implied herefrom, and that all liability, if any, of that character against every such incorporator, stockholder, officer and director is, by the acceptance of this Note and as a condition of, and as part of the consideration for, the execution of the Indenture and the issue of this Note expressly waived and released.

THE INDENTURE AND THE NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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ASSIGNMENT FORM

FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY

SELLS, ASSIGNS AND TRANSFERS TO

PLEASE INSERT SOCIAL

SECURITY OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address

including Zip Code of Assignee)

the within Note of                                          and                                          hereby does irrevocably constitute and appoint

Attorney to transfer said Note on the books of the within-named Company with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

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